                                                                 EXHIBIT a(1)(f)

                                 AMENDMENT NO. 5
                                       TO
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                AIM EQUITY FUNDS



         This Amendment No. 5 to the Agreement and Declaration of Trust of AIM Equity Funds (this "Amendment") amends, effective as of December 11, 2001, the Agreement and Declaration of Trust of AIM Equity Funds dated as of December 6, 1999 (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment and all prior amendments thereto.

         3. Except as specifically provided for by this Amendment, the Agreement (including all prior amendments) is hereby confirmed and remains in full force and effect.


          IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 11th, 2001.


                                                 /s/  ROBERT H. GRAHAM
                                               ---------------------------------
                                               Name:  Robert H. Graham
                                               Title:    President

                          EXHIBIT 1 TO AMENDMENT NO. 5
                                       TO
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                AIM EQUITY FUNDS



                                   "SCHEDULE A
                                AIM EQUITY FUNDS
                         PORTFOLIOS AND CLASSES THEREOF


AIM Aggressive Growth Fund                    AIM Dent Demographic Trends Fund
--------------------------                    --------------------------------

Class A Shares                                Class A Shares
Class B Shares                                Class B Shares
Class C Shares                                Class C Shares
Institutional Class Shares
                                              AIM Emerging Growth Fund
AIM Blue Chip Fund                            ------------------------
------------------
                                              Class A Shares
Class A Shares                                Class B Shares
Class B Shares                                Class C Shares
Class C Shares
Institutional Class Shares                    AIM Large Cap Basic Value Fund
                                              ------------------------------
AIM Capital Development Fund
----------------------------                  Class A Shares
                                              Class B Shares
Class A Shares                                Class C Shares
Class B Shares
Class C Shares                                AIM Large Cap Core Equity Fund
Institutional Class Shares                    ------------------------------

AIM Charter Fund                              Class A Shares
----------------                              Class B Shares
                                              Class C Shares
Class A Shares
Class B Shares                                AIM Large Cap Growth Fund
Class C Shares                                -------------------------
Institutional Class Shares
                                              Class A Shares
AIM Constellation Fund                        Class B Shares
----------------------                        Class C Shares

Class A Shares                                AIM Mid Cap Growth Fund
Class B Shares                                -----------------------
Class C Shares
Institutional Class Shares                    Class A Shares
                                              Class B Shares
AIM Core Strategies Fund                      Class C Shares
------------------------
                                              AIM Weingarten Fund
Class A Shares                                -------------------
Class B Shares
Class C Shares                                Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Institutional Class Shares"


                                       2